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                                                              EXHIBIT 23.1

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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously-filed Registration Statement File No. 33-67676.



                                            /s/ Arthur Andersen LLP


Minneapolis, Minnesota,
March 30, 2001